-------------------
                                GREENWICH STREET
                               MUNICIPAL FUND INC.
                               -------------------

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                                  ANNUAL REPORT

                                  May 31, 1999

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                  May 31, 1999
--------------------------------------------------------------------------------

      We are pleased to present the annual report for the Greenwich Street Municipal Fund Inc. ("Fund") for the year ended May 31, 1999. During the past year, the Fund distributed income dividends totaling $0.57 per share. The table below details the annualized distribution rates and twelve-month total returns based on the Fund's May 31, 1999 net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

            Price                   Annualized                Twelve-Month
          Per Share             Distribution Rate*            Total Return
          ---------             ------------------            ------------
         $11.43 (NAV)                  4.93%                      2.37%
         $10.00 (NYSE)                 5.64%                      1.07%

      In comparison, the Fund's Lipper Inc. peer group average had a total return on NAV of a negative 6.41% over the same period. (Lipper is a major fund-tracking organization.)

Municipal Bond Market Update

      Through May 1999, the municipal bond market was less volatile compared to U.S. Treasuries. In our opinion, municipal bonds, which are relatively inexpensive, currently offer significant downside protection. In addition, new issuance of municipal bonds has slowed down from 1998 levels. With inflation relatively low, conditions are still favorable for municipal bonds.

----------
* This distribution assumes a current monthly income dividend rate of $0.047 per share for twelve months.


=================================      1      ==================================

      In April, the Consumer Price Index ("CPI") increased 0.7% -- its largest monthly increase in nine years. With global economic growth picking up, inflationary fears surfaced. The Federal Reserve Board ("Fed") raised short-term rates 0.25% on June 30, 1999 and yields in the bond market went up.

      Looking forward and as we near the end of the millennium and the onset of Y2K, we believe that fixed-income securities in the U.S. should experience solid demand. That in turn should provide a positive environment for municipal bonds for the remainder of 1999. We are positioning ourselves for modestly lower rates over the next six months, and if there is no repeat of a higher CPI number, we stand an excellent chance of seeing a modest decline in rates as we move toward the fall.

Investment Strategy

      The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal.

      Our investment strategy for the Fund is to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have risen, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Fund's portfolio. (Currently the credit spread between AAA-rated and BBB-rated bonds are near their narrowest spread levels ever.)

      At these narrow spread levels, we do not think it makes sense to buy low-grade bonds and assume additional credit risk. Because our interest-rate forecast remains positive, we believe our current investment strategy should allow us to maximize dividend yields going forward.

      During the reporting period, we have pared down our exposure to paper recycling facilities. Our goal will be to eliminate our holdings in that area completely before 2000. As noted above, spreads between high-grade credits and lower ones have never been more narrower. We will upgrade the portfolio at every opportunity until these spreads widen out to more historic norms.


=================================      2      ==================================

      During the past year, the Fund focused on hospital bonds (21.1%), general obligation bonds (16.5%) and utilities (11.8%) because we believe they offered good relative values. At the end of May, the Fund's weighted average maturity was approximately 20.6 years. In addition, as of May 31, 1999, roughly 92% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with approximately 54% of the Fund invested in AAA bonds, the highest rating.

      In closing, thank you for investing in the Greenwich Street Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                       /s/ Joseph P. Deane

Heath B. McLendon                           Joseph P. Deane
Chairman                                    Vice President and
                                            Investment Officer

July 7, 1999

--------------------------------------------------------------------------------

Special Shareholder Notice

      On June 2, 1999, the Board of Directors of the Greenwich Street Municipals Fund Inc. approved a proposed merger of the Greenwich Street Municipals Fund with the Smith Barney Managed Municipals Fund Inc., an open-end mutual fund. The proposed merger will be submitted for approval by shareholders. Following such approval, shareholders of the Greenwich Street Municipals Fund will receive Class A shares in the Smith Barney Managed Municipals Fund with a value equal to the net asset value of their shares in the Greenwich Street Municipals Fund.

--------------------------------------------------------------------------------


=================================      3      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                                  May 31, 1999
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
-----------------------------------
MUNICIPAL BONDS AND NOTES -- 100.0%
-----------------------------------

Alaska -- 0.1%
$    100,000    A-1+     Valdez, AK Marine Terminal Revenue,
                            (Exxon Pipeline Co. Project), Series 85,
                            3.350% due 10/1/25(b)                       $  100,000
----------------------------------------------------------------------------------
California -- 10.1%
   3,000,000    Baa3*    California Educational Facilities Authority
                            Revenue, (Pooled College & University
                            Projects), Series A, 5.625% due 7/1/23       2,973,750
                         California Health Facilities Finance Authority
                            Revenue, Kaiser Permanente:
   2,000,000    AAA          Series A, FSA-Insured,
                                5.500% due 6/1/22                        2,077,500
   2,000,000    A            Series B, 5.250% due 10/1/13                2,012,500
   1,000,000    AAA      California State Public Works Board Lease
                            Revenue, Department of Corrections,
                            Series A, AMBAC-Insured,
                            5.250% due 1/1/21                            1,005,000
   1,980,000    AAA      California State University, Headquarters
                            Building Authority, Series B,
                            MBIA-Insured, 5.125% due 9/1/17              1,977,525
   8,530,000    AAA      Los Angeles County, CA Metropolitan
                            Transportation Authority Revenue,
                            Sales Tax Revenue, Series A,
                            MBIA-Insured, 5.250% due 7/1/19              8,604,638
   1,380,000    AAA      Los Angeles County, CA Public Works
                            Financing Authority Revenue, Lease
                            Revenue, (Multiple Capital Facilities
                            Project), Series A, AMBAC-Insured,
                            5.125% due 6/1/17                            1,380,000
   1,000,000    AAA      Rancho Cucamonga, CA Redevelopment
                            Agency Tax Allocation, (Rancho
                            Redevelopment Project), MBIA-Insured,
                            5.250% due 9/1/26                            1,003,750
   2,000,000    AAA      San Diego County, CA COP, North
                            County Regional Center Expansion,
                            AMBAC-Insured, 5.250% due 11/15/19           2,020,000
----------------------------------------------------------------------------------
                                                                        23,054,663
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=================================      4      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Colorado -- 2.8%
$  2,000,000    Aaa*     Arapahoe County, CO Capital Improvement,
                            Highway Revenue, Current Series E,
                            (Pre-Refunded -- Escrowed with
                            U.S. government securities to 8/31/05
                            Call @ 103), 7.000% due 8/31/26(c)         $ 2,347,500
   2,000,000    A        Colorado Health Facilities Authority
                            Revenue, Kaiser Permanente, Series B,
                            5.350% due 8/1/15                            2,012,500
   2,000,000    AAA      E-470 Public Highway Authority Revenue,
                            Series A, MBIA-Insured,
                            5.000% due 9/1/15                            1,982,500
----------------------------------------------------------------------------------
                                                                         6,342,500
----------------------------------------------------------------------------------
Connecticut -- 0.4%
   1,000,000    Baa3*    Mashantucket Western Pequot Tribe,
                            CT Special Revenue, Series A,
                            5.500% due 9/1/28                              977,500
----------------------------------------------------------------------------------
Florida -- 4.8%
   1,000,000    AAA      Broward County, FL Airport System Revenue,
                            Passenger Facility, Series H-2,
                            AMBAC-Insured, 4.750% due 10/1/23              928,750
   2,000,000    AAA      Dade County, FL GO, Unlimited Revenue
                            Bonds, Florida Seaport, MBIA-Insured,
                            5.125% due 10/1/21                           1,960,000
   1,000,000    AAA      Florida State Turnpike Authority Revenue,
                            Department of Transportation, Series A,
                            FGIC-Insured, 5.000% due 7/1/16                990,000
   3,500,000    BBB-     Martin County, FL IDR, (Indiantown
                            Cogeneration Project), Series A,
                            7.875% due 12/15/25(c)(d)                    3,657,500
   1,000,000    A2*      Martin County, FL Special Assessment
                            Revenue, 6.100% due 11/1/15                  1,068,750
   2,500,000    AAA      Orange County, FL Tourist Development
                            Tax Revenue, AMBAC-Insured, Series A,
                            4.750% due 10/1/24                           2,315,625
----------------------------------------------------------------------------------
                                                                        10,920,625
----------------------------------------------------------------------------------
Georgia -- 0.4%
   1,000,000    A3*      Private Colleges & Universities Authority,
                            GA (Mercer University Project), Series A,
                            5.375% due 10/1/29                             982,500
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=================================      5      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Hawaii -- 2.0%
$  2,000,000    A        Hawaii State Department of Budget &
                            Finance, Special Purpose Revenue, Kaiser
                            Permanente, Series A, 5.100% due 3/1/14    $ 1,952,500
   2,540,000    AAA      Hawaii State GO, Series CP, FGIC-Insured,
                            5.000% due 10/1/16                           2,498,725
----------------------------------------------------------------------------------
                                                                         4,451,225
----------------------------------------------------------------------------------
Illinois -- 5.1%
                         Illinois Health Facilities Authority,
                            MBIA-Insured:
   7,000,000    AAA           Ingalls Health Systems Project,
                                6.250% due 5/15/24                       7,507,500
   1,000,000    Aaa*          Memorial Health Systems,
                                5.250% due 10/1/18                         991,250
   3,000,000    AAA      Illinois State GO, FGIC-Insured,
                            5.250% due 12/1/20                           2,985,000
----------------------------------------------------------------------------------
                                                                        11,483,750
----------------------------------------------------------------------------------
Indiana -- 2.1%
   2,000,000    AAA      Avon, IN Community School Building Corp.,
                            First Mortgage, AMBAC-Insured,
                            5.250% due 1/1/22                            1,985,000
   2,500,000    Aa2*     Petersburg, IN Industrial PCR,
                            Indianapolis Power & Light Corp.,
                            6.625% due 12/1/24                           2,793,750
----------------------------------------------------------------------------------
                                                                         4,778,750
----------------------------------------------------------------------------------
Iowa -- 0.3%
     755,000    AAA      Iowa Finance Authority, Multi-Family
                            Housing Revenue Refunding, (Forest Glen
                            Apartments Project), Series A,
                            FNMA-Collateralized, 5.600% due 11/1/22        767,269
----------------------------------------------------------------------------------
Louisiana -- 1.8%
   2,000,000    AAA      Louisiana Local Government Environment
                            Facilities Community Development
                            Authority Revenue, Capital Projects &
                            Equipment Acquisition, AMBAC-Insured,
                            4.500% due 12/1/18                           1,835,000
   2,250,000    AAA      Terrebonne Parish, LA Hospital Service
                            District 1, (Terrebonne Medical
                            Center Project), AMBAC-Insured,
                            5.375% due 4/1/23                            2,264,063
----------------------------------------------------------------------------------
                                                                         4,099,063
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=================================      6      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Maryland -- 1.1%
$ 11,000,000    NR       Maryland State Energy & Financing
                            Administration, Solid Waste Disposal
                            Revenue, (Hagerstown Recycling Project),
                            9.000% due 10/15/16(e)                     $ 2,420,000
----------------------------------------------------------------------------------
Massachusetts -- 5.0%
   2,000,000    AAA      Massachusetts Bay Transportation Authority,
                            Series B, FSA-Insured, 5.250% due 3/1/26     1,987,500
   1,850,000    AAA      Massachusetts State Health & Educational
                            Facilities Revenue, Northeastern
                            University, Series G, MBIA-Insured,
                            5.000% due 10/1/16                           1,822,250
   1,000,000    AAA      Massachusetts State HFA, Series B,
                            MBIA-Insured, 5.300% due 12/1/17             1,008,750
   3,339,446    NR       Massachusetts State Industrial Financing
                            Agency Revenue, Solid Waste Disposal
                            Revenue, Sr. Lien, (Paper Co. Project),
                            8.500% due 11/1/12                           3,272,657
   1,500,000    AAA      Massachusetts State Turnpike Authority,
                            AMBAC-Insured, Series A,
                            4.750% due 1/1/34                            1,359,375
                         Massachusetts State Water Resource
                            Authority, MBIA-Insured:
     510,000    AAA           5.250% due 12/1/20                           508,088
     490,000    AAA           Pre-Refunded -- Escrowed with U.S.
                                government securities to 12/1/04
                                Call @ 102,
                                5.250% due 12/1/20                         525,525
   1,000,000    AAA           Series B, 5.000% due 12/1/25                 955,000
----------------------------------------------------------------------------------
                                                                        11,439,145
----------------------------------------------------------------------------------
Michigan -- 4.2%
   6,000,000    NR       Michigan Strategic Fund Resource Recovery,
                            Limited Obligation Revenue,
                            Central Wayne Energy, Series A,
                            7.000% due 7/1/27(d)                         6,015,000
   2,000,000    NR       Midland County, MI EDC, PCR,
                            Limited Obligation, Series B,
                            9.500% due 7/23/09(c)(d)                     2,126,080
   1,500,000    AAA      Standish-Sterling, MI Community Schools,
                            GO, FGIC-Insured, 5.100% due 5/1/18          1,477,500
----------------------------------------------------------------------------------
                                                                         9,618,580
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=================================      7      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Minnesota -- 0.2%
$    500,000    A3*      Minnesota State Higher Education Facilities
                            Authority Revenue, St. Johns University,
                            Series 4-L, 5.350% due 10/1/17              $  497,500
----------------------------------------------------------------------------------
Missouri -- 1.1%
   1,000,000    AAA      Fenton, MO COP, (Capital Improvement
                            Projects), MBIA-Insured,
                            5.125% due 9/1/17                              995,000
   1,500,000    AAA      Kansas City, MO Municipal Assistance
                            Corp. Refunding, MBIA-Insured,
                            5.000% due 4/15/20                           1,464,375
----------------------------------------------------------------------------------
                                                                         2,459,375
----------------------------------------------------------------------------------
New Jersey -- 0.4%
   1,000,000    AAA      Middlesex County, NJ COP, MBIA-Insured,
                            5.200% due 6/15/18                           1,003,750
----------------------------------------------------------------------------------
New York -- 7.5%
   2,000,000    A-       Long Island Power Authority, Electric
                            Systems Revenue, 5.500% due 12/1/29          2,025,000
   1,790,000    AAA      New York City, NY Municipal Water
                            Finance Authority, Water & Sewer
                            Systems Revenue, Series B, MBIA-Insured,
                            5.375% due 6/15/19                           1,807,900
   2,000,000    AA       New York City Transitional Finance
                            Authority Revenue, Future Tax Secured,
                            Series A, 5.000% due 8/15/17                 1,955,000
                         New York State Dormitory Authority Revenue:
   1,000,000    AAA         City University System, Series A,
                              FGIC-Insured, 5.000% due 7/1/16              986,250
   1,000,000    AAA         Lease Revenue, Health Facilities
                              Improvement Program, Series A,
                              FSA-Insured, 5.500% due 5/15/16            1,031,250
   1,500,000    AAA         Mental Health Services Facilities
                              Improvement, Series D, FSA-Insured,
                              5.125% due 8/15/17                         1,483,125
   3,000,000    AAA         Montefiore Medical Center, AMBAC/
                              FHA-Insured, 5.250% due 2/1/15             3,041,250
   2,580,000    BBB+     New York State Thruway Authority Service
                            Contract Revenue, Local Highway &
                            Bridge, 6.000% due 4/1/11                    2,802,525
   2,000,000    Aa3*     New York State Triborough Bridge &
                            Tunnel Authority Revenue, Series A,
                            5.000% due 1/1/24                            1,922,500
----------------------------------------------------------------------------------
                                                                        17,054,800
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=================================      8      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Ohio -- 1.8%
$  4,000,000    AAA      Cuyahoga County, OH Hospital Revenue,
                            Metrohealth Systems, Series A,
                            MBIA-Insured, 5.125% due 2/15/16           $ 4,000,000
----------------------------------------------------------------------------------
Pennsylvania -- 4.7%
   1,000,000    AAA      Altoona, PA City Authority, Water Revenue
                            Refunding, FGIC-Insured,
                            5.000% due 11/1/19                             971,250
   1,900,000    AAA      Beaver County, PA IDA, FSA-Insured,
                            5.450% due 9/15/28                           1,942,750
   1,865,000    Aaa*     Cranberry Township, PA Municipal Water &
                            Sewer Revenue, MBIA-Insured,
                            5.000% due 12/1/17                           1,834,694
   1,500,000    AAA      Montgomery County, PA Health Care,
                            Holy Redeemer Health, Higher Education
                            & Health Authority Revenue, Series A,
                            AMBAC-Insured, 5.250% due 10/1/17            1,507,500
   2,580,000    AAA      North Wales, PA Water Authority,
                            FGIC-Insured, 5.000% due 11/1/15             2,570,325
   2,000,000    AA       Saint Mary Hospital Authority, Bucks County,
                            Catholic Healthcare, 5.000% due 12/1/18      1,915,000
----------------------------------------------------------------------------------
                                                                        10,741,519
----------------------------------------------------------------------------------
Puerto Rico -- 0.6%
   1,250,000    AAA      Puerto Rico Commonwealth Infrastructure
                            Financing Authority, Series A,
                            AMBAC-Insured, 5.000% due 7/1/16             1,251,563
----------------------------------------------------------------------------------
South Carolina -- 0.9%
   2,000,000    AAA      Lexington County, SC Health Services
                            District Inc., Hospital Revenue,
                            Refunding & Improvement, FSA-Insured,
                            5.250% due 11/1/17                           2,005,000
----------------------------------------------------------------------------------
Tennessee -- 0.4%
   1,000,000    AA       Metropolitan Government Nashville &
                            Davidson County, TN Electric
                            Revenue, Series A, 5.125% due 5/15/15        1,001,250
----------------------------------------------------------------------------------
Texas -- 24.7%
   6,000,000    AAA      Aledo, TX ISD, GO, PSFG,
                            5.000% due 2/15/29                           5,707,500
   2,000,000    Aaa*     Azle, TX ISD, Series C, PSFG, FGIC-Insured,
                            5.000% due 2/15/22                           1,935,000

                       See Notes to Financial Statements.


=================================      9      ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Texas -- 24.7% (continued)
$  4,000,000    AAA      Bexar County, TX Health Facilities
                            Development Corp. Revenue, Baptist
                            Health Systems, Series A, MBIA-Insured,
                            5.250% due 11/15/27                        $ 3,930,000
   2,000,000    AAA      Brazos County, TX Health Facilities
                            Development Corp., Franciscan Services
                            Corp. Revenue, Series A, MBIA-Insured,
                            5.375% due 1/1/17                            2,020,000
                         Brazos River Authority, PCR:
   1,000,000    AAA         Houston Industrial Income Project,
                              Series A, 5.125% due 5/1/19                  982,500
   2,000,000    Baa1*       Utilities Electric Co., Series C,
                              5.550% due 6/1/30(d)                       1,907,500
                         Burleson, TX ISD, PSFG:
     725,000    Aaa*        6.750% due 8/1/24                              815,625
   1,775,000    NR          Pre-Refunded -- Escrowed with U.S.
                              government securities to 8/1/06
                              Call @ 100, 6.750% due 8/1/24(f)           2,036,813
                         El Paso, TX ISD, GO, PSFG:
   3,570,000    AAA         Pre-Refunded -- Escrowed with U.S.
                              government securities to 2/15/04
                              Call @ 100, 5.900% due 2/15/13             3,842,213
      80,000    AAA         Unrefunded Balance, 5.900% due 2/15/13          84,800
   1,610,000    AA-      Fort Worth, TX Higher Education Finance
                            Corp., Texas Christian University,
                            5.000% due 3/15/15                           1,587,863
   2,000,000    AA       Harris County, TX Health Facilities
                            Development Corp., (Texas Childrens
                            Hospital Project), 5.250% due 10/1/29        1,942,500
   2,000,000    AA       Harris County, TX Health Facilities
                            Development Revenue, School Health
                            Care Systems, Series B, 5.750% due 7/1/27    2,070,000
   2,500,000    AA       Harris County, TX Toll Road, Sub-Lien,
                            5.125% due 8/15/17                           2,484,375
   5,000,000    AA-      Houston, TX, GO, Series A,
                            5.000% due 3/1/14                            5,000,000
   1,000,000    AAA      Houston, TX ISD GO, Series A, PSFG,
                            4.750% due 2/15/22                             930,000
   1,000,000    AAA      Manor, TX ISD, GO, PSFG,
                            5.000% due 8/1/17                              972,500
   2,500,000    AAA      Nueces River Authority, Water Supply,
                            FSA-Insured, 5.500% due 3/1/27               2,581,250

                       See Notes to Financial Statements.


=================================      10     ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
Texas -- 24.7% (continued)
$  9,035,000    AA       Texas State Veterans Housing, GO,
                            Series B-4, 6.700% due 12/1/24(d)          $ 9,531,925
                         Texas Water Development Board Revenue,
                            State Revolving Fund, Sr. Lien, Series B:
   1,200,000    AAA           5.000% due 7/15/14                         1,198,500
   3,110,000    AAA           5.000% due 7/15/16                         3,051,688
   1,520,000    AAA      West Texas Municipal Power Agency,
                            MBIA-Insured, 5.000% due 2/15/17             1,482,000
----------------------------------------------------------------------------------
                                                                        56,094,552
----------------------------------------------------------------------------------
Utah -- 3.6%
   8,400,000    A+       Intermountain Power Agency, Power Supply
                            Revenue, Series D, 5.000% due 7/1/21         8,074,500
----------------------------------------------------------------------------------
Virgin Islands -- 1.8%
   4,000,000    BBB-     Virgin Islands Public Finance Authority,
                            Series A, 5.500% due 10/1/22                 4,015,000
----------------------------------------------------------------------------------
Virginia -- 4.1%
   1,250,000    A+       Virginia College Building Authority,
                            Educational Facilities Revenue, (Hampton
                            University Project), 5.750% due 4/1/14       1,317,188
                         Virginia State Housing Development Authority,
                            Commonwealth Mortgage:
   3,720,000    AA+           Series A, Sub-Series A-1,
                                6.400% due 7/1/17                        3,924,600
   1,500,000    AA+           Series C, Sub-Series C-1,
                                5.100% due 7/1/14                        1,488,750
                              Series D:
   1,145,000    AA+             Sub-Series D-1, 6.400% due 7/1/17        1,216,557
   1,315,000    AA+             Sub-Series D-3, 5.800% due 7/1/10        1,370,888
----------------------------------------------------------------------------------
                                                                         9,317,983
----------------------------------------------------------------------------------
Washington -- 3.3%
   2,040,000    Aaa*     Skagit County, WA Public Hospital
                            District No. 001 Revenue Refunding,
                            Affiliated Health Services, FSA-Insured,
                            5.750% due 12/1/11                           2,185,350
                         Washington State Public Power Supply System:
   1,000,000    AAA         Series A, (Nuclear Project No. 2),
                              FSA-Insured, 5.125% due 7/1/11             1,027,500
   4,250,000    Aa1*        Series B, (Nuclear Project No. 3),
                              5.500% due 7/1/18                          4,252,890
----------------------------------------------------------------------------------
                                                                         7,465,740
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.


=================================      11     ==================================

--------------------------------------------------------------------------------
                             Schedule of Investments
                            May 31, 1999 (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating(a)                 Security                        Value
==================================================================================
West Virginia -- 1.2%
                         Marion County, WV Community Solid
                            Waste Disposal Facilities Revenue,
                            Adirondack Recycling:
$  4,832,730    NR            Series A, 8.000% due 12/1/25             $ 2,416,365
     653,688    NR            Series B, 10.000% due 12/1/25                326,844
----------------------------------------------------------------------------------
                                                                         2,743,209
----------------------------------------------------------------------------------
Wisconsin -- 1.3%
                         Wisconsin State Health & Educational
                            Facilities Authority Revenue,
                            MBIA-Insured:
   2,000,000    AAA           Aurora Health Care Inc.,
                                5.250% due 8/15/17                       2,002,500
   1,000,000    AAA           The Medical College Wisconsin Inc.
                                Project, 5.400% due 12/1/16              1,015,000
----------------------------------------------------------------------------------
                                                                         3,017,500
----------------------------------------------------------------------------------
Wyoming -- 2.2%
   2,000,000    AA       Wyoming Community Development
                            Authority Housing Revenue, Series 4,
                            5.900% due 12/1/14                           2,075,000
   2,920,000    AA       Wyoming Community Development Authority,
                            Series 1, 5.450% due 12/1/29                 2,923,650
----------------------------------------------------------------------------------
                                                                         4,998,650
----------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (COST -- $230,442,570**)                     $227,177,461
==================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Variable rate obligation payable at par is on demand at any time on no more than seven days notice.
(c)   Security is segregated by Custodian for open purchase commitment.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e)   Security is in default.
(f) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 and 15 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.


=================================      12     ==================================

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                            May 31, 1999 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Standard &           Percent of
          Moody's           and/or           Poor's          Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Aaa                               AAA                    54.0%
            Aa                                AA                     21.7
             A                                 A                      8.8
            Baa                               BBB                     7.2
            P-1                               A-1                     0.1
            NR                                NR                      8.2
                                                                    -----
                                                                    100.0%
                                                                    =====
--------------------------------------------------------------------------------


=================================      13     ==================================

--------------------------------------------------------------------------------
                                  Bond Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      -- Bonds are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


=================================      14     ==================================

--------------------------------------------------------------------------------
                          Short-Term Securities Ratings
                                   (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                              Security Descriptions
                                   (unaudited)
--------------------------------------------------------------------------------

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CDA     -- Community Development Administration
CGIC    -- Capital Guaranty Insurance Company
CHFCLI  -- California Health Facility Construction Loan Insurance
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
EDC     -- Economic Development Corporation
ETM     -- Escrowed to Maturity
FAIRS   -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Federal Savings Association
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Agency
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VAN     -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


=================================      15     ==================================

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                  May 31, 1999
================================================================================
ASSETS:
  Investments, at value (Cost -- $230,442,570)                    $ 227,177,461
  Cash                                                                   35,191
  Interest receivable                                                 3,627,449
--------------------------------------------------------------------------------
  Total Assets                                                      230,840,101
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    2,928,587
  Dividends payable                                                     394,851
  Investment advisory fees payable                                       51,814
  Accrued expenses                                                      135,099
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,510,351
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 227,329,750
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      19,882
  Capital paid in excess of par value                               237,104,616
  Overdistributed net investment income                                (413,120)
  Accumulated net realized loss from security transactions
     and futures contracts                                           (6,116,519)
  Net unrealized depreciation of investments                         (3,265,109)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.43 a share on 19,882,045 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 227,329,750
================================================================================

                       See Notes to Financial Statements.


=================================      16     ==================================

--------------------------------------------------------------------------------
                             Statement of Operations
--------------------------------------------------------------------------------

                                                                      Year
                                                                      Ended
                                                                     5/31/99
================================================================================
INVESTMENT INCOME:
  Interest                                                         $ 12,212,023
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                   2,103,816
  Shareholder communications                                             77,552
  Listing fees                                                           49,070
  Audit and legal                                                        42,472
  Shareholder and system servicing fees                                  40,748
  Directors' fees                                                        37,141
  Pricing service fees                                                   13,231
  Custody                                                                 7,101
  Other                                                                  10,965
--------------------------------------------------------------------------------
  Total Expenses                                                      2,382,096
  Less: Investment advisory fee waiver (Note 3)                      (1,075,563)
--------------------------------------------------------------------------------
  Net Expenses                                                        1,306,533
--------------------------------------------------------------------------------
Net Investment Income                                                10,905,490
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 4 AND 7):
  Realized Loss From:
    Security transactions (excluding short-term securities)          (5,317,043)
    Futures contracts                                                  (107,750)
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (5,424,793)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of year                                                (2,350,122)
    End of year                                                      (3,265,109)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                              (914,987)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                        (6,339,780)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  4,565,710
================================================================================

                       See Notes to Financial Statements.


=================================      17     ==================================

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year             Year
                                                           Ended            Ended
                                                          5/31/99          5/31/98
=====================================================================================
OPERATIONS:
   Net investment income                               $  10,905,490    $   9,947,837
   Net realized gain (loss)                               (5,424,793)       3,104,107
   Increase (decrease) in net
     unrealized (depreciation)                              (914,987)       9,774,667
-------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                  4,565,710       22,826,611
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                 (10,840,152)     (11,946,605)
   In excess of net investment income                       (552,267)         (69,250)
   Net realized gains                                             --       (7,113,504)
-------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                       (11,392,419)     (19,129,359)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued
     for reinvestment of dividends                                --        2,544,884
-------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                      --        2,544,884
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (6,826,709)       6,242,136
NET ASSETS:
  Beginning of year                                      234,156,459      227,914,323
-------------------------------------------------------------------------------------
  End of year*                                         $ 227,329,750    $ 234,156,459
=====================================================================================
* Includes overdistributed net investment income of:   $    (413,120)   $    (477,355)
=====================================================================================

                       See Notes to Financial Statements.


=================================      18     ==================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $552,267 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Dividends, Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


=================================      19     ==================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (continued)
--------------------------------------------------------------------------------

      3. Investment Advisory Agreement and Other Transactions

      SSBC Fund Management Inc. ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. For the year ended May 31, 1999, SSBC waived investment advisory fees of $1,075,563.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      For the year ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                          $ 54,322,262
--------------------------------------------------------------------------------
Sales                                                                59,954,263
--------------------------------------------------------------------------------

      At May 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $ 8,616,172
Gross unrealized depreciation                                       (11,881,281)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $ (3,265,109)
--------------------------------------------------------------------------------

      5. Capital Loss Carryforward

      At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $36,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.


=================================      20    ==================================

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (continued)
--------------------------------------------------------------------------------

      6. Capital Shares

      Capital stock transactions were as follows:

                                   Year Ended                   Year Ended
                                  May 31, 1999                 May 31, 1998
                              --------------------         --------------------
                               Shares      Amount           Shares      Amount
================================================================================
Shares issued on reinvestment    --          --             217,191   $2,544,884
================================================================================

      7. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are receved or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 1999, the Fund had no open futures contracts.


=================================      21    ==================================

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended May 31:

                                   1999         1998         1997         1996        1995(1)
================================================================================================
Net Asset Value,
  Beginning of Year              $  11.78     $  11.59     $  12.19     $  12.84     $  12.00
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (2)         0.55         0.50         0.66         0.66         0.63
   Net realized and unrealized
     gain (loss)                    (0.33)        0.66        (0.26)       (0.42)        0.77
------------------------------------------------------------------------------------------------
Total Income From Operations         0.22         1.16         0.40         0.24         1.40
------------------------------------------------------------------------------------------------
Offering Costs Charged to
  Paid-in Capital                      --           --           --           --        (0.02)
------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income            (0.54)       (0.60)       (0.66)       (0.66)       (0.54)
   In excess of net investment
     income                         (0.03)       (0.01)          --           --           --
   Net realized gains                  --        (0.36)       (0.34)       (0.23)          --
------------------------------------------------------------------------------------------------
Total Distributions                 (0.57)       (0.97)       (1.00)       (0.89)       (0.54)
------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                    $  11.43     $  11.78     $  11.59     $  12.19     $  12.84
------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value (3)                   1.07%       (0.20)%       8.97%        5.52%        1.65%++
------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value (3)                2.37%       10.53%        3.61%        2.40%       12.28%++
------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)         $    227     $    234     $    228     $    238     $    251
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses (2)                      0.56%        1.00%        1.03%        1.06%        1.05%+
   Net investment income             4.65         4.25         5.57         5.17         5.63+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                24%          85%         115%          42%         115%
------------------------------------------------------------------------------------------------
Market Value, End of Year        $ 10.000     $ 10.438     $ 11.375     $ 11.375     $ 11.625
================================================================================================

(1) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
(2) The investment adviser waived a part of its fees for the year ended May 31, 1999. If such fees were not waived, the per share decrease on the net investment income would have been $0.05. In addition, the annualized ratio of expenses to average net assets would have been 1.01%.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


=================================      22    ==================================

--------------------------------------------------------------------------------
                          Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Greenwich Street Municipal Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Greenwich Street Municipal Fund Inc. ("Fund") as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the four-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from June 24, 1994 (commencement of operations) to May 31, 1995 were audited by other auditors whose report thereon, dated July 12, 1995, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Greenwich Street Municipal Fund Inc. as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.

                                                                    /s/ KPMG LLP

New York, New York
July 15, 1999


=================================      23     ==================================

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                            Net Realized            Net Increase
                                                           and Unrealized          (Decrease) in
                 Investment          Net Investment        Gain (Loss) on         Net Assets From
                   Income                Income              Investments            Operations
----------------------------------------------------------------------------------------------------
 Quarter                  Per                   Per                    Per                     Per
  Ended       Total      Share      Total      Share      Total       Share       Total       Share
====================================================================================================
 8/31/97   $ 3,149,970   $0.16   $ 2,546,539   $0.13   $ 3,996,871   $ 0.20    $ 6,543,410   $ 0.33

11/30/97     3,008,049    0.15     2,431,992    0.12     4,698,522     0.24      7,130,514     0.36

 2/28/98     3,051,177    0.15     2,469,512    0.13     3,841,082     0.19      6,310,594     0.32

 5/31/98     3,083,519    0.16     2,499,794    0.12       342,299     0.03      2,842,093     0.15

 8/31/98     3,174,059    0.16     2,568,214    0.13     1,887,145     0.09      4,455,359     0.22

11/30/98     3,068,510    0.15     2,858,437    0.14      (255,086)   (0.00)     2,603,351     0.14

 2/28/99     3,081,418    0.15     2,863,145    0.14    (1,617,908)   (0.08)     1,245,237     0.06

 5/31/99     2,888,036    0.14     2,615,694    0.14    (6,353,931)   (0.34)    (3,738,237)   (0.20)

====================================================================================================

--------------------------------------------------------------------------------
                                 Tax Information
                                   (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1999:

      o 100.00% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.


=================================      24    ==================================

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                   NYSE                               Dividend
   Record         Payable         Closing    Net Asset  Dividend    Reinvestment
    Date           Date           Price*      Value*      Paid          Price
================================================================================
   6/24/97        6/27/97         $11.625     $11.74     $0.060        $11.74
   7/22/97        7/25/97          11.875      11.98      0.060         11.90
   8/26/97        8/29/97          11.563      11.70      0.060         11.65
   9/23/97        9/26/97          11.625      11.86      0.056         11.56
  10/28/97       10/31/97          11.063      11.86      0.056         11.29
  11/24/97       11/28/97          11.250      11.90      0.056         11.45
  12/22/97+      12/26/97          11.188      11.78      0.360         11.57
   1/27/98        1/30/98          11.688      11.79      0.056         11.77
   2/24/98        2/27/98          11.688      11.78      0.056         11.78
   3/24/98        3/27/98          10.875      11.76      0.049         10.87
   4/21/98        4/24/98          10.563      11.64      0.049         10.55
   5/26/98        5/29/98          10.438      11.75      0.049         10.55
   6/23/98        6/26/98          10.688      11.76      0.049         10.68
   7/28/98        7/31/98          10.313      11.72      0.046         10.26
   8/25/98        8/28/98          10.188      11.81      0.046         10.40
   9/22/98        9/25/98          10.688      11.87      0.048         10.86
  10/27/98       10/30/98          10.625      11.86      0.048         10.86
  11/24/98       11/27/98          10.938      11.85      0.048         11.15
  12/21/98       12/24/98          11.063      11.82      0.048         10.94
   1/26/99        1/29/99          10.750      11.86      0.048         10.81
   2/23/99        2/26/99          10.688      11.82      0.048         10.76
   3/23/99        3/26/99          10.750      11.71      0.048         10.65
   4/27/99        4/30/99          10.250      11.65      0.048         10.40
   5/25/99        5/28/99           9.938      11.47      0.048         10.40
================================================================================
*     As of record date.
+     Capital gain distribution.


=================================      25    ==================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in


=================================      26    ==================================

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

common stock issued by the Fund at such net asset value. First Data will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
                             Additional Information
                                   (unaudited)
--------------------------------------------------------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


=================================      27    ==================================

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman
Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


=================================      28    ==================================

                This report is intended only for the shareholders
                     of Greenwich Street Municipal Fund Inc.
                             It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.


                                   FD0988 7/99